SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                             IDX SYSTEMS CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     Vermont                         0-26816                     03-0222230
--------------------------------------------------------------------------------
(State or other juris-            (Commission                  (IRS Employer
diction of incorporation           File Number)             Identification No.)


 40 IDX Drive, South Burlington, VT                         05403
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 802-862-1022


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

         On March 30, 2004, IDX Systems Corporation announced it had finalized a subcontract agreement with BT. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 30, 2004                IDX SYSTEMS CORPORATION


                                     By: /S/ JOHN A. KANE
                                        ----------------------------------------
                                        John A. Kane
                                        Senior Vice President, Finance and
                                        Administration, Chief Financial
                                        Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

99.1                                    Press release dated March 30, 2004

                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

Margo Happer
Director - Investor Relations and
Corporate Communications
IDX Systems Corporation
802-859-6169
Margo_Happer@idx.com


 IDX FINALIZES AGREEMENT TO PROVIDE CLINICAL INFORMATION TECHNOLOGY TO BT FOR
                   THE NATIONAL HEALTH SERVICE - LONDON REGION


BURLINGTON, VT.-- March 30, 2004-- IDX Systems Corporation (NASDAQ: IDXC), today announced that it had finalized a subcontract agreement with BT (BT: NYSE: BTY). The contract is to provide clinical information technology systems and services to BT, which was awarded the London local service provider contract by the National Health Service.

BT was awarded a 10-year contract by the NHS on Dec. 8, 2003 to design, deliver and operate integrated local patient record applications and systems for the London region as part of a NHS National Programme for Information Technology (NPfIT). The NPfIT is designed to improve patient care and service for a population of 50 million citizens served by the NHS.


ABOUT IDX
Founded in 1969, IDX Systems Corporation provides information technology solutions to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary and functionally rich products installed at 3,300 customer sites. Customers include 138,000 physicians who utilize practice management systems to improve patient care and other workflow processes. IDX systems are installed at:
     380 integrated delivery networks (IDNs) representing more than 500 hospitals
     175 large group practices with more than 200 physicians
     665 mid-size group practices with less than 200 physicians
IDX has approximately 2,100 full-time employees. IDX serves customers in the U.S. and Canada. IDX has served European customers since 1996 and has maintained a London office since 2000.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT IDX SYSTEMS CORPORATION THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE UNCERTAINTIES OR DIFFICULTIES IN PERFORMING OBLIGATIONS THE UK NATIONAL HEALTH SERVICE BUSINESS, DIFFICULTIES IN IMPLEMENTING SYSTEMS, SUCH AS THOSE FOR THE UK NATIONAL HEALTH SERVICE, DIFFICULTIES IN MANAGING LARGE PROJECTS, SUCH AS THE CONTRACT WITH THE UK NATIONAL HEALTH SERVICE, GOVERNMENTAL REGULATION OF IDX'S SOFTWARE AND OPERATIONS, THE POSSIBILITY OF PRODUCT-RELATED LIABILITIES, AND FACTORS DETAILED FROM TIME TO TIME IN IDX'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. IDX UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME.